UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023

MAPTELLIGENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 297

Henderson, NV 89052

(Address of principal executive offices) (zip code)

561-926-3083

(Registrant’s telephone number, including area code)

Copies to:

Joseph Cosio-Barron

2831 St. Rose Parkway,

Suite # 297

Henderson, NV 89052

415-990-8141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 6, 2023, Maptelligent, Inc. (the “Company”) held an Annual Meeting of Shareholders (the “Annual Meeting”) virtually, via live webcast.

As of the close of business on May 11, 2023, the record date for the Annual Meeting (the “Record Date”), 753,377,477 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) were outstanding and entitled to vote. As of the Record Date, the Company also had 98,796 shares of Series A Preferred Stock convertible into one share of Common Stock, and 20 shares of Series C Preferred Stock with voting rights equal to four times the sum of the total Common Stock shares issued and outstanding plus the total number of Preferred Series A, A-2, and B that are issued and outstanding. All classes of stock will vote as one class at the meeting with a combined 61,031,578,113 total outstanding shares.

At the Annual Meeting, a total of 36,603,596,941 votes, comprised of shares of the Company’s Common Stock and Series C Preferred Stock, representing over 50% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1.The three nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Vote
Richard Ziccardi	36,285,221,299	60,356,835	43,345,694	214,673,113
Glenn Corso	36,286,454,084	51,987,378	50,482,366	214,673,113
Joseph Cosio-Barron	36,284,568,603	60,658,333	43,696,892	214,673,113

2. The proposal to ratify the appointment of Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
36,475,869,837	50,524,234	0	77,202,870

3. The proposal to approve an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation” or “Charter”), to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock at a stock split ratio between 1-for-400 and 1-for-600, with the ultimate ratio to be determined by the Board of Directors in its sole discretion (the “Reverse Stock Split”), the implementation and timing of which shall be subject to the discretion of the Board of Directors:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
218,678,045	207,360,225	572,675	10,697,567

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(d) Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
Exhibit 1	Final Report of the Inspector of Election

_______

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maptelligent Inc.

Date: July 10, 2023	By:	/s/ Joseph Cosio-Barron
	Name:	Joseph Cosio-Barron
	Title:	Chief Executive Officer

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